STEWART CAPITAL MID CAP FUND

(a series of Stewart Capital Mutual Funds)

Supplement dated September 27, 2016 to
the Prospectus and Statement of Additional Information dated May 1, 2016

The Board of Trustees of Stewart Capital Mutual Funds has concluded that it is in the best interests of Stewart Capital Mid Cap Fund (the “Fund”) and the Fund’s shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on or before December 31, 2016. You will be notified in writing of the date selected (the “Redemption Date”).

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective.  The Fund will liquidate its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Prior to or on the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Fund Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THE REDEMPTION DATE AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at (877) 420-4440.

This Supplement and the existing Prospectus dated May 1, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by visiting www.stewartcap.com or calling the Fund at (877) 420-4440.